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                                                                   Exhibit 10.11

                                                             [EXECUTION VERSION]

                            SECURITYHOLDERS AGREEMENT

     THIS SECURITYHOLDERS AGREEMENT (this "AGREEMENT") is made as of February 6, 2004 by and among (i) Medtech/Denorex, LLC, a Delaware limited liability company (the "COMPANY"), (ii) GTCR Fund VIII, L.P., a Delaware limited partnership ("GTCR FUND VIII"), GTCR Fund VIII/B, L.P., a Delaware limited partnership ("GTCR FUND VIII/B"), GTCR Co-Invest II, L.P., a Delaware limited partnership ("GTCR CO-INVEST" and, together with GTCR Fund VIII and GTCR Fund VIII/B, the "GTCR PURCHASERS"), and GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR CAPITAL PARTNERS" and, together with the GTCR Purchasers and any investment fund managed by GTCR Golder Rauner, L.L.C. or GTCR Golder Rauner II, L.L.C. that at any time acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, the "GTCR INVESTORS"), (iii) the TCW/Crescent Purchasers and the TCW/Crescent Lenders (each as defined herein), (iv) each executive employee on the attached SCHEDULE OF SECURITYHOLDERS and any other executive employee of the Company or its Subsidiaries who, at any time, acquires securities of the Company in accordance with the terms hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "EXECUTIVE" and collectively, the "EXECUTIVES"), and (v) each of the other Persons set forth from time to time on the attached SCHEDULE OF SECURITYHOLDERS under the heading "OTHER SECURITYHOLDERS" who, at any time, acquires securities of the Company in accordance with the terms hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "OTHER SECURITYHOLDER" and collectively, the "OTHER SECURITYHOLDERS"). Each of the GTCR Investors, TCW/Crescent Purchasers and TCW/Crescent Lenders are sometimes individually referred to as an "INVESTOR" and collectively as the "INVESTORS." The Investors, the Executives and the Other Securityholders are sometimes individually referred to as a "SECURITYHOLDER" and collectively as the "SECURITYHOLDERS." Capitalized terms used but not otherwise defined herein are defined in SECTION 9 hereof; provided that, if any term is not defined herein, then such term shall have the same meaning assigned to it in the LLC Agreement.

     The GTCR Purchasers and the TCW/Crescent Purchasers will purchase Class B Preferred Units of the Company (the "CLASS B PREFERRED UNITS") and Common Units of the Company (the "COMMON UNITS") pursuant to a Unit Purchase Agreement among such Persons and the Company dated as of the date hereof (as amended, supplemented or modified from time to time pursuant to its terms, the "PURCHASE AGREEMENT"). GTCR Capital Partners and the TCW/Crescent Lenders will purchase Warrants pursuant to a Warrant Agreement among such Persons and the Company dated as of the date hereof (as amended, supplemented or modified from time to time pursuant to its terms, the "WARRANT AGREEMENT"). Certain of the Executives will purchase Class B Preferred Units and Common Units pursuant to Senior Management Agreements.

     The Company and the Securityholders desire to enter into this Agreement for the purposes, among others, of limiting the manner and terms by which units and interests in the Company may be transferred. The execution and delivery of this Agreement is a condition to the GTCR Purchasers and the TCW/Crescent Purchasers purchase of the Common Units and the Class B Preferred Units pursuant to the Purchase Agreement.

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     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.   PARTICIPATION RIGHTS.

          (a) At least 30 days prior to any Transfer of any Securityholder Securities by any GTCR Investor, such GTCR Investor shall deliver a written notice (the "TAG-ALONG NOTICE") to the Company and the other Securityholders (the "TAG-ALONG SECURITYHOLDERS") specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Tag-Along Securityholders may elect to participate in the contemplated Transfer by delivering written notice to such GTCR Investor within 30 days after delivery of the Tag-Along Notice. If any Tag-Along Securityholders have elected to participate in such Transfer, the GTCR Investor and such Tag-Along Securityholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, Securityholder Securities of the same type and class and in the same relative proportions (which proportions shall be determined on a unit for unit basis with respect to the Common Units and on the basis of the aggregate Class B Unreturned Capital (as defined in the LLC Agreement) with respect to the Class B Preferred Units) as the Securityholder Securities which are being Transferred, a number of units of each such class of Securityholder Securities equal to the product of (A) the quotient determined by dividing the number of units of each such class of Securityholder Securities owned by such Person by the aggregate number of outstanding units of such class of Securityholder Securities owned by the GTCR Investor and the Tag-Along Securityholders participating in such sale and (B) the number of units of each such class of Securityholder Securities to be sold in the contemplated Transfer.

          (b) The GTCR Investor(s) will use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Tag-Along Securityholders in any contemplated Transfer, and the GTCR Investor(s) will not transfer any of its Securityholder Securities to the prospective transferee(s) unless (i) the prospective transferee(s) agrees to allow the participation of the Tag-Along Securityholders or (ii) the GTCR Investor(s) agree to purchase the number of such class of Securityholder Securities from the Tag-Along Securityholders that the Tag-Along Securityholders would have been entitled to sell pursuant to SECTION 1(a) for the consideration per unit to be paid to the GTCR Investor(s) by the prospective transferee(s).

          (c) Notwithstanding anything to the contrary in any other provision of this Agreement, the restrictions set forth in this SECTION 1 shall not apply to (i) any Transfer of less than 10% in the aggregate, of any class of Securityholder Securities held by any GTCR Investor to or among their Affiliates or any other Investor, (ii) any Transfer pursuant to Section 15.7 of the LLC Agreement in connection with the incorporation of the Company (to facilitate a Public Offering or otherwise) or (iii) a Public Sale; provided that the restrictions contained in this Agreement will continue to be applicable to the Securityholder Securities after any Transfer pursuant to clause (i) and the transferee of such Securityholder Securities shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Securityholder Securities pursuant to clause (i) of the previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

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          (d)  The provisions of this SECTION 1 will not apply (i) to sales made in connection with an Approved Sale and (ii) to any Securityholder who is participating in a Sale of the Company and shall terminate upon the first to occur of (A) the consummation of a Sale of the Company and (B) the consummation of a Public Offering.

     2.   FIRST REFUSAL RIGHTS.

          (a) Prior to making any Transfer of Securityholder Securities (other than a Transfer pursuant to (i) Section 15.7 of the LLC Agreement in connection with the incorporation of the Company (to facilitate a Public Offering or otherwise), (ii) a Public Sale of the type referred to in clause (i) of the definition thereof or (iii) a Sale of the Company), any Securityholder (other than the GTCR Investors) desiring to make such Transfer (the "TRANSFERRING SECURITYHOLDER") will give written notice (the "SALE NOTICE") to the Company and the holders of Common Units (collectively, the "SALE NOTICE RECIPIENTS"). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of units of Securityholder Securities to be transferred and the terms and conditions of the proposed transfer. Such Transferring Securityholder will not consummate any Transfer until 45 days after the Sale Notice has been given to the Sale Notice Recipients, unless the parties to the Transfer have been finally determined pursuant to this SECTION 2 prior to the expiration of such 45-day period. (The date of the first to occur of such events is referred to herein as the "AUTHORIZATION DATE".)

          (b) The Company may elect to purchase all (but not less than all) of such Securityholder Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Transferring Securityholder and the Sale Notice Recipients (other than the Company) within 20 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Securityholder Securities to be transferred, the Sale Notice Recipients may elect to purchase all (but not less than all) of the Securityholder Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to such Transferring Securityholder within 25 days after the Sale Notice has been given to the Sale Notice Recipients. If more than one Sale Notice Recipient elects to purchase the Securityholder Securities to be transferred, the units of Securityholder Securities to be sold shall be allocated among the Sale Notice Recipients pro rata according to the number of units of such class of Securityholders Securities owned by each Sale Notice Recipient on a fully diluted basis. If neither the Company nor the Sale Notice Recipients elects to purchase all of the Securityholder Securities specified in the Sale Notice, the Transferring Securityholder may transfer the Securityholder Securities specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Securityholder Securities not Transferred within such 60-day period will be subject to the provisions of this SECTION 2 upon subsequent Transfer. The Company may pay the purchase price for such units by offsetting amounts outstanding under any bona fide debts owed by the Transferring Securityholder to the Company.

          (c)  The restrictions of this SECTION 2 will not apply with respect to
(i) any Transfer of Securityholder Securities by any Securityholder to or among its Affiliates or Family Group, (ii) any Transfer of Securityholder Securities to any Investor, (iii) a repurchase of Securityholder Securities by the Company or an exchange or conversion of the same pursuant to

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the terms of any Senior Management Agreement, (iv) a Public Sale, (v) an
Approved Sale (as defined in SECTION 4(a)), (vi) any pledge by an Investor to a trustee for the benefit of secured noteholders pursuant to documents relating to the financing of such Investor or (vii) in the case of any Securityholder Securities held by any TCW/Crescent Lender by virtue of the Warrants (including the Warrants), any Transfer of such Securityholder Securities to any Person substantially contemporaneous with the sale, transfer or disposition to such Person of all or any portion of the Subordinated Indebtedness held by such TCW/Crescent Lender; PROVIDED THAT, the restrictions contained in this Agreement will continue to be applicable to the Securityholder Securities after any Transfer pursuant to clause (i) or (ii) above and the transferee of such Securityholder Securities shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Securityholder Securities pursuant to clause (i) or (ii) of the previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

          (d) Notwithstanding anything herein to the contrary, except pursuant to clause (b) above, in no event shall any Transfer of Securityholder Securities pursuant to this SECTION 2 be made for any consideration other than cash payable upon consummation of such Transfer.

          (e) The restrictions set forth in this SECTION 2 shall continue with respect to each unit of Securityholder Securities until the earlier of (i) the date on which such unit of Securityholder Securities has been transferred in a Public Sale, (ii) the consummation of an Approved Sale, and (iii) the date on which such unit of Securityholder Securities has been transferred pursuant to this SECTION 2 (other than pursuant to SECTION 2(c) and other than a transfer to a Securityholder purchasing from a Transferring Securityholder pursuant to
SECTION 2(b)).

     3.   PRE-EMPTIVE RIGHTS.

          (a) If after the date hereof the Company authorizes the issuance or sale of any preferred or common units or any securities convertible, exchangeable or exercisable for preferred or common units to (i) the GTCR Investors or (ii) any employees of the GTCR Investors or any entity directly or indirectly controlling or under common control with any of the GTCR Investors (each, a "GTCR ISSUANCE"), the Company shall offer to sell to each holder of Common Units (other than the GTCR Investors) (the "OTHER COMMON SECURITYHOLDERS"), at the same price and on the same terms, an amount of preferred or common units or such other securities equal to the PRODUCT of (i) the quotient determined by dividing (A) the number of units of Common Units held by such Other Common Securityholders by (B) the total number of units of Common Units outstanding, in each case on a fully diluted basis AND (ii) the sum of the number of units of preferred or common units or such other securities to be issued in the GTCR Issuance plus the number of preferred or common units or such other securities which Other Common Securityholder have elected to purchase pursuant to SECTION 3(b) below. Each Other Common Securityholder shall be entitled to purchase such securities at the most favorable price and on the most favorable terms as such securities are to be offered in the GTCR Issuance; PROVIDED that if the purchasers in the GTCR Issuance are required or permitted to also purchase other securities of the Company, the Other Common Securityholders exercising their rights pursuant to this SECTION 3 shall also be required or permitted, as the case may be, to purchase the same strip of securities (on the same terms and conditions) that the purchasers in the GTCR

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Issuance are required or permitted to purchase, as the case may be. The purchase price for all securities to be offered to the Other Common Securityholders shall be payable in cash or, if permitted by the Company in its sole discretion, notes issued by such holders. It is understood by the parties hereto that the Company may proceed with the consummation of the GTCR Issuance prior to offering such securities to the Other Common Securityholders; provided that an Issuance Notice (as defined below) is delivered to each of the Other Common Securityholders in accordance with SECTION 3(b) below.

          (b) The Company shall deliver to each holder a written notice (each, an "ISSUANCE NOTICE") describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and such Other Common Securityholder's percentage allotment prior to the closing of the GTCR Issuance OR no later than 30 days thereafter. In order to exercise its purchase rights hereunder, each Other Common Securityholder must within fifteen (15) days after receipt of an Issuance Notice, deliver a written notice to the Company describing its election hereunder. If one or more Other Common Securityholders elects to purchase shares or other securities under this SECTION 3, the closing of such purchase shall occur no later than 30 days after receipt by the Company of such election.

          (c)  Notwithstanding the foregoing, the rights set forth in this
SECTION 3 shall not apply to (i) pro rata issuances of equity securities (or securities convertible into or exchangeable for, or options to purchase, such equity securities) to all holders of Common Units, as a dividend on, subdivision of or other distribution in respect of, the Common Units, (ii) any issuances of Common Units or Class B Preferred Units to the GTCR Purchasers pursuant to the Purchase Agreement, (iii) any sale by the Company of Common Units pursuant to any Dilution Repurchase Option (as defined in the Senior Management Agreements) or (iv) any issuances of Common Units or Class B Preferred Units upon the exercise of any Warrants issued to GTCR Capital Partners pursuant to the Warrant Agreement.

          (d) The rights set forth in this SECTION 3 shall continue with respect to each Securityholder Security until the earlier of (i) the transfer of such Securityholder Security in a Public Sale or (ii) the consummation of a Sale of the Company or a Public Offering.

     4.   SALE OF THE COMPANY.

          (a) If the holders of the Required Interest (as such term is defined in the LLC Agreement) approve a Sale of the Company to a Person that is not an Affiliate of the GTCR Investors in a bona fide arms-length transaction (an "APPROVED SALE"), each holder of Securityholder Securities shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Securityholder Securities shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of Units, each holder of Securityholder Securities shall agree to sell all of his, her or its Securityholder Securities or rights to acquire Securityholder Securities on the terms and conditions approved by the Board and the holders of the Required Interest. Each holder of Securityholder Securities shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Company.

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          (b)  The obligations of the holders of Securityholder Securities with respect to the Approved Sale of the Company are subject to the terms of SECTION 5 below.

          (c) If either the Company or the holders of any class of Securityholder Securities enter into a negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Securityholder Securities (other than those qualifying as "accredited investors" under such Rule) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Securityholder Securities appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Securityholder Securities declines to appoint the purchaser representative designated by the Company such holder will, if required, appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Holders of Securityholder Securities will bear their pro rata share (based upon the number of Common Units sold) of the costs of any sale of such Securityholder Securities pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Securityholder Securities and are not otherwise paid by the Company or the acquiring party. For purposes of this SECTION 4(d), costs incurred in exercising reasonable efforts to take all actions in connection with the consummation of an Approved Sale in accordance with SECTION 4(a) shall be deemed to be for the benefit of all holders of Securityholder Securities. Costs incurred by holders of Securityholder Securities on their own behalf will not be considered costs of the transaction hereunder.

     5.   DISTRIBUTIONS UPON SALE OF THE COMPANY. In the event of an Approved
Sale: (a) each Securityholder shall receive in exchange for the Securityholder Securities held by such Securityholder the same portion of the aggregate consideration from such sale or exchange that such Securityholder would have received if such aggregate consideration had been distributed by the Company pursuant to the terms of Section 4.1 of the LLC Agreement; (b) each holder of then currently exercisable Warrants shall be given an opportunity to either (i) exercise such rights prior to the consummation of the Approved Sale and participate in such Approved Sale as holders of the Common Units and/or Class B Preferred Units obtained upon such exercise or (ii) upon the consummation of the Approved Sale, receive in exchange for such Warrants consideration equal to the same portion of the aggregate consideration from such sale or exchange that such Securityholder would have received in respect of the Common Units and/or Class B Preferred Units underlying such Warrants if such aggregate consideration had been distributed by the Company pursuant to the terms of Section 4.1 of the LLC Agreement LESS the aggregate exercise price for such Common Units and/or Class B Preferred Units; and (c) each holder of Securityholder Securities shall be obligated to join on a pro rata basis (but not on a joint and several basis), based on, but not limited to, the share of the aggregate proceeds paid in such Sale of the Company, in any indemnification or other obligations that the Company's securityholders agree to provide in connection with such Sale of the Company (other than any such obligations that relate specifically to a particular holder of Securityholder Securities such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of Securityholder Securities). Each holder of Securityholder

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Securities shall take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such sale or exchange as reasonably requested by the Company.

     6. INCORPORATION OF THE COMPANY; PUBLIC OFFERING. In the event that the Board or the GTCR Investors approve the incorporation of the Company or a recapitalization, reorganization or exchange involving the exchange of equity securities of the Company or its Subsidiaries into securities that the Board and the GTCR Investors find acceptable, whether to facilitate an initial Public Offering or for other reasons that the Board or the GTCR Investors deem in the best interest of the Company (including, without limitation a reorganization of the Company pursuant to the terms of Section 15.7 of the LLC Agreement) (a "REORGANIZATION"), the holders of Securityholder Securities shall take all necessary or desirable actions reasonably requested by the Board or the GTCR Investors in connection with the consummation of such Reorganization, including, without limitation, consenting to, voting for and waiving any dissenters rights, appraisal rights or similar rights and participating in any exchange or other transaction required in connection with such Reorganization; provided that each holder of a class of Units shall receive a security having, in the aggregate, substantially the same rights, benefits, privileges and value as the Units previously held (other than differences based upon differences in the amount of yield accrued on such Units since their respective dates of issuance). In the event that the Board or the GTCR Investors approve an initial Public Offering, the holders of Securityholder Securities shall take all necessary or desirable actions reasonably requested by the Board or the GTCR Investors in connection with the consummation of such Public Offering, including, without limitation, compliance with the requirements of all laws and regulatory bodies that are applicable or that have jurisdiction over such Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Company's capital structure would adversely affect the marketability of the offering, each holder of Securityholder Securities shall consent to and vote for a recapitalization, reorganization or exchange (each, a "RECAPITALIZATION") of any class of the Company's equity securities into securities that the managing underwriters, the Board and the GTCR Investors find acceptable and shall take all necessary and desirable actions in connection with the consummation of such Recapitalization; provided that each holder of a class of Units shall receive the same type of security with the same value per unit (other than differences based upon differences in the amount of yield accrued on such Units since their respective dates of issuance).

     7. HOLDBACK AGREEMENT. To the extent not inconsistent with applicable law, each holder of Securityholder Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any initial public offering or any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

     8. LEGEND. Each certificate evidencing Securityholder Securities and each certificate issued in exchange for or upon the transfer of any Securityholder Securities (if such securities

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remain Securityholder Securities as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS AGREEMENT DATED AS OF FEBRUARY 6, 2004 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SECURITYHOLDERS. A COPY OF SUCH SECURITYHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Securityholder Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Securityholder Securities.

     9.   DEFINITIONS.

     "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Investor, any general or limited partner of such Investor, any employee or owner of any such partner, or any other Person controlling, controlled by or under common control with such Investor.

     "BOARD" means the Board of Managers established pursuant to Section 5.2 of the LLC Agreement.

     "DEMAND REGISTRATION" has the meaning given to such term in the Registration Agreement.

     "FAMILY GROUP" means a Person's spouse and descendants (whether natural or adopted), and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such Person's spouse and/or descendants that is and remains solely for the benefit of such Person and/or such Person's spouse and/or descendants and any retirement plan for such Person.

     "LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Medtech/Denorex, LLC, dated as of the date hereof, as amended or modified from time to time, among the parties from time to time party thereto.

     "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

     "PIGGYBACK REGISTRATION" has the meaning given to such term in the Registration Agreement.

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     "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company (or any successor thereto) approved by the Board.

     "PUBLIC SALE" means any sale of Securityholder Securities (i) to the public pursuant to an offering registered under the Securities Act or (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to a Public Offering) adopted under the Securities Act.

     "REGISTRABLE SECURITIES" has the meaning given to such term in the Registration Agreement.

     "REGISTRATION AGREEMENT" means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company, the GTCR Investors and the other parties thereto, as amended from time to time pursuant to its terms.

     "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to or as a consequence of which any Person or group of related Persons (other than the Investors and their Affiliates) in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of managers (whether by merger, liquidation, consolidation, reorganization, combination, sale or transfer of the Company's equity securities, securityholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that the term "Sale of the Company" shall not include a Public Offering.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITYHOLDER SECURITIES" means (i) any of the Company's Class A Preferred Units, Class B Preferred Units, or Common Units purchased or otherwise acquired by any Securityholder, (ii) any Class B Preferred Units or Common Units issued or issuable upon exercise of the Warrants, (iii) any equity securities issued or issuable directly or indirectly with respect to the Units referred to in clauses (i) or (ii) above by way of unit dividend or unit split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization, and (iv) any other units of any class or series of equity securities of the Company held by a Securityholder. As to any particular equity securities constituting Securityholder Securities, such Securityholder Securities will cease to be Securityholder Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

     "SENIOR MANAGEMENT AGREEMENTS" means, collectively, those Senior Management Agreements entered into on the date hereof among the Company, Medtech/Denorex Management, Inc. a Delaware corporation, and each of Peter C. Mann, Peter Anderson, Mike Fink, Gerard F. Butler, Richard Thome and Gerard P. Pecoraro or any other agreements for the

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sale of equity securities between the Company and any employees of the
Company or its Subsidiaries, as approved by the Board.

     "SUBORDINATED INDEBTEDNESS" means the indebtedness arising under the Senior Subordinated Loan Agreement, dated as of the date hereof, by and among Affiliates of the Company, GTCR Capital Partners and the TCW/Crescent Lenders.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a "SUBSIDIARY" of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term "SUBSIDIARY" refers to a Subsidiary of the Company.

     "TCW REPRESENTATIVE" shall mean, initially, Timothy P. Costello, and from to time after the date hereof, any other Person the TCW/Crescent Purchasers and TCW/Crescent Lenders may designate as his replacement, upon written notice to the Company in accordance with SECTION 20 hereof.

     "TCW/CRESCENT LENDERS" means collectively, TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

     "TCW/CRESCENT PURCHASERS" means collectively, TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

     "TCW/CRESCENT SECURITIES" means the Securityholder Securities issued to the TCW/Crescent Purchasers and TCW/Crescent Lenders.

     "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), but explicitly excluding exchanges of one class of Securityholder Securities to or for another class of Securityholder Securities.

     "WARRANTS" means the warrants to purchase Common Units and Class B Preferred Units issued by the Company to GTCR Capital Partners and the TCW/Crescent Lenders prior to the date hereof, on the date hereof or at any time in the future.

     10. TRANSFERS; TRANSFERS IN VIOLATION OF AGREEMENT. Prior to Transferring any Securityholder Securities to any person or entity, the Transferring Securityholder shall cause the prospective transferee to execute and deliver to the Company, the Investors and the Other Securityholders a counterpart of this Agreement. Any Transfer or attempted Transfer of any Securityholder Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Securityholder Securities as the owner of such securities for any purpose.

     11. ADDITIONAL SECURITYHOLDERS. In connection with the issuance of any additional equity securities of the Company, the Company, with the consent of GTCR Fund VIII, may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a "Securityholder" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a "Securityholder" party to this Agreement.

     12. BOARD OBSERVATION. For so long as the TCW/Crescent Purchasers and TCW/Crescent Lenders collectively hold no less than 4% of the Common Units (calculated by including any securities of the TCW/Crescent Purchasers and TCW/Crescent Lenders exercisable or convertible into Common Units), the Company shall allow the TCW Representative to be present (whether in person or by telephone) at all meetings of the Board and all meetings of the Executive Committee of such Board, if any; provided that, the TCW Representative shall not be entitled to vote at such meetings; and further provided that, the TCW Representative shall not be entitled to attend such meetings if the Board determines that the attendance of the TCW Representative would jeopardize the attorney-client privilege or if information is being discussed at such meeting relating to any of the Company's or its Subsidiaries' strategy, negotiating positions or similar matters relating to any of the TCW/Crescent Purchasers or TCW/Crescent Lenders. The Company shall send to the TCW Representative all of the notices, information and other materials that are distributed to the members of the Board including copies of the minutes of all meetings of the Board and all notices, information and other materials that are distributed by or to the members of the Board with respect to the meetings of the Executive Committee of the Board; provided, however, that, upon the request of the TCW Representative, the Company shall refrain from sending such notices, information and other materials to the TCW Representative for so long as the TCW Representative shall request. If the Company proposes to take any action by written consent in lieu of a meeting of the Board, the Company shall give notice thereof to the TCW Representative at the same time and in the same manner as notice is given to the members of the Board. The TCW/Crescent Purchasers and TCW/Crescent Lenders shall provide to the Company the identity and address of, or any change with respect to the identity or address of, the TCW Representative. The Company shall reimburse the TCW Representative for the reasonable out-of-pocket expenses of such representative incurred in connection with the attendance at such meetings.

     13. REPRESENTATIONS AND WARRANTIES. Each Securityholder represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Securityholder and constitutes the valid and binding obligation of such Securityholder, enforceable in accordance with its terms, and
(ii) such Securityholder has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement. Except for any proxy, voting trust or other agreement granted by an Investor to a trustee for the benefit of secured noteholders pursuant to documents relating to the financing of such Investor, no holder of Securityholder Securities shall grant any proxy or become a party to any voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement.

     14. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Securityholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Common Units; provided that no such amendment or modification that would adversely affect one class or group of holders of Securityholder Securities in a manner different than any other class or group of holders of Securityholder Securities shall be effective against such class or group of holders of Securityholder Securities without the prior written consent of at least a majority of such class or group adversely affected thereby; PROVIDED THAT, any material amendment of SECTIONS 2, 3 or 4 hereof which would adversely affect the holders of TCW/Crescent Securities in a manner different from the GTCR Investors (or which would materially benefit the GTCR Investors and not materially benefit the holders of TCW/Crescent Securities) shall also require the written consent of the holders of a majority of the TCW/Crescent Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     16. ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     17. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Securityholders and any subsequent holders of Securityholder Securities and the respective successors and assigns of each of them, so long as they hold Securityholder Securities.

     18. COUNTERPARTS. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     19. REMEDIES. The Company and each Securityholder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Securityholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     20. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, telecopied (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or mailed by registered or certified mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Securityholder Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. Such notices, demands and other communications shall be sent to the Company at the following address:

               Medtech/Denorex, LLC
               90 North Broadway
               Irvington, New York 10533
               Attention:  Chief Executive Officer
               Facsimile: (914) 524-6802

               WITH COPIES TO:

               GTCR Golder Rauner II, L.L.C.
               6100 Sears Tower
               Chicago, IL  60606-6402
               Attention:  David A. Donnini and Vincent J. Hemmer
               Facsimile: (312) 382-2201

               Kirkland & Ellis LLP
               200 E. Randolph Drive
               Chicago, IL
               Attention: Stephen L. Ritchie, P.C.
               Facsimile: (312) 861-2200

     21. GOVERNING LAW. The Delaware Limited Liability Company Act shall govern all issues concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     22. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     23. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement on the day and year first above written.

                                        MEDTECH/DENOREX, LLC


                                        By:   /S/ AARON S. COHEN
                                           ----------------------------------
                                        Name:  Aaron S. Cohen
                                             --------------------------------
                                        Title:   Secretary
                                              -------------------------------


                                        GTCR FUND VIII, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:     /S/ DAVID A. DONNINI
                                           ----------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal


                                        GTCR FUND VIII/B, L.P.

                                        By:   GTCR Partners VIII, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:     /S/ DAVID A. DONNINI
                                           ----------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal


       [MEDTECH/DENOREX, LLC: SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                        GTCR CO-INVEST II, L.P.

                                        By:   GTCR Golder Rauner II, L.L.C.
                                        Its:  General Partner


                                        By:       /S/ DAVID A. DONNINI
                                           ----------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        GTCR CAPITAL PARTNERS, L.P.

                                        By:   GTCR Mezzanine Partners, L.P.
                                        Its:  General Partner

                                        By:   GTCR Partners VI, L.P.
                                        Its:  General Partner

                                        By:   GTCR Golder Rauner, L.L.C.
                                        Its:  General Partner

                                        By:       /S/ DAVID A. DONNINI
                                           ----------------------------------
                                        Name: David A. Donnini
                                        Its:  Principal

                                        TCW/CRESCENT MEZZANINE PARTNERS III,
                                        L.P.
                                        TCW/CRESCENT MEZZANINE TRUST III
                                        TCW/CRESCENT MEZZANINE PARTNERS III
                                          NETHERLANDS, L.P.

                                        By:   TCW/Crescent Mezzanine
                                              Management III, L.L.C.,
                                              its Investment Manager

                                        By:   TCW Asset Management Company,
                                              its Sub-Advisor


                                        By:      /S/ TIMOTHY P. COSTELL
                                           ----------------------------------
                                        Name:      Timothy P. Costello
                                        Title:     Managing Director

                                           /S/ PETER C. MANN
                                        -------------------------------------
                                        Peter C. Mann

       [MEDTECH/DENOREX, LLC: SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                                           /S/ PETER J. ANDERSON
                                        -------------------------------------
                                        Peter J. Anderson


                                           /S/ MICHAEL A. FINK
                                        -------------------------------------
                                        Michael A. Fink


                                           /S/ GERARD F. BUTLER
                                        -------------------------------------
                                        Gerard F. Butler


       [MEDTECH/DENOREX, LLC: SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

                           SCHEDULE OF SECURITYHOLDERS

IF TO THE GTCR PURCHASERS:

GTCR Fund VIII, L.P.
GTCR Fund VIII/B, L.P.
GTCR Co-Invest II, L.P.
c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:   David A. Donnini and Vincent J. Hemmer
Facsimile:   (312) 382-2201

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:  Stephen L. Ritchie, P.C.
Facsimile:  (312) 861-2200

IF TO GTCR CAPITAL PARTNERS:

GTCR Capital Partners, L.P.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:  Barry Dunn
Facsimile:  (312) 382-2201

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601
Attention:  Stephen L. Ritchie, P.C.
Facsimile:  (312) 861-2200

IF TO THE TCW/CRESCENT LENDERS AND/OR TCW/CRESCENT PURCHASERS:

TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas  75201
Attention:  Timothy P. Costello
Facsimile:  (214) 740-7382

WITH A COPY TO:

Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas  75201
Attention:  Gary B. Clark
Facsimile:  (214) 999-4667


Peter C. Mann
P.O. Box 66
Clinton Corners
New York, NY  12514
Facsimile:  (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY  10005-1875
Attention:  James M. Adrian
Facsimile:  (212) 344-4294


Peter J. Anderson
771 Blanch Avenue
Norwood, NJ  07648
Facsimile:  (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY  10005-1875
Attention:  James M. Adrian
Facsimile:  (212) 344-4294


Gerard F. Butler
54 Lyons Road
Cold Spring, NY  10516
Facsimile:  (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY  10005-1875
Attention:  James M. Adrian
Facsimile:  (212) 344-4294


Michael A. Fink
68 East Sherbrooke
Livingston, NJ  07039
Facsimile:  (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY  10005-1875
Attention:  James M. Adrian
Facsimile:  (212) 344-4294

OTHER SECURITYHOLDERS: